News Release
Trustmark Corporation Announces Third Quarter Earnings

Jackson, Miss. – October 23, 2007 – Trustmark Corporation (NASDAQ:TRMK) announced net income of $29.1 million in the third quarter of 2007, which represented basic earnings per share of $0.51.  Trustmark’s third quarter net income produced a return on average tangible shareholders’ equity of 20.41% and a return on average assets of 1.31%.  During the first nine months of 2007, Trustmark’s net income totaled $84.8 million, which represented basic earnings per share of $1.47.  Trustmark’s performance during the first nine months of 2007 resulted in returns on average tangible shareholders’ equity and average assets of 20.19% and 1.29%, respectively.  Highlights for the third quarter of 2007 compared to the second quarter of 2007 include:
•	Average total loans increased $186.3 million, or 2.7%
•	Net interest income (FTE) expanded 1.6% to $77.4 million, resulting in a stable net interest margin of 3.91%
•	Noninterest income increased 2.7% to $41.6 million and represented 35.0% of total revenue
•	Noninterest expense declined for the second consecutive quarter
•	Continued investment in banking center expansion program with opening of two additional offices

Richard G. Hickson, Chairman and CEO, stated, “The repositioning of our balance sheet continued during the third quarter as quality, higher yield loans replaced maturing lower yield securities.  Increasing momentum of our balance sheet strategy is especially evident when reviewing our performance during the second and third quarters of 2007.  On a linked quarter basis, average loans increased $186.3 million, or 2.7%.  Commercial and consumer loan growth was well diversified and the disciplined reduction in our home mortgage loan portfolio continued.  From a geographic perspective, loan growth was most pronounced in our Houston, Jackson, and South Mississippi markets.  Our successful expansion into higher growth markets is reflected in Trustmark’s loan portfolio.  At the end of the third quarter, our Houston, Florida panhandle and Memphis loan portfolios represented 11%, 10%, and 7% of our total loans, respectively.
“Trustmark optimized its funding costs and reduced balances of higher yielding deposits during the third quarter.  Loan growth, coupled with diligent management of our funding base, is reflected in increased net interest income and a stable net interest margin of 3.91%,” said Hickson.
“Investments in image technology are generating significantly increasing returns for Trustmark.  The ability to capture and transmit check images electronically has been implemented in our banking centers in Florida, Tennessee and Texas.  This has significantly decreased clearing and courier costs and expedited funds availability.  In addition, Trustmark is now both sending and receiving its daily transit check clearings electronically with the Federal Reserve Bank of Atlanta.  The benefits of these investments have produced tangible results:  average cash and cash equivalent levels during the third quarter have been reduced by approximately $65 million relative to figures one year earlier, positively impacting the net interest margin and reducing staffing in operational areas.  Implementation of check image capture technology in our core Mississippi banking centers will be completed by mid-year 2008, resulting in additional efficiencies in courier costs and human capital.
“Trustmark initiated an enhanced process to proactively manage expenses during the first quarter of 2007 that has reduced our quarterly noninterest expense by approximately $1.0 million, or by 1.5% annually.  As a result, our efficiency ratio improved to 57.98% during the third quarter of 2007.  The success of this initiative is due in part to technology enhancements, vendor and contract management programs, and human capital management.  While we are pleased with our progress to date, we are committed to identifying additional reengineering and efficiency opportunities designed to enhance shareholder value,” said Hickson.
“We believe Trustmark’s credit culture and underwriting processes have well-positioned the organization to face the challenges presented by the current economic environment.  While Trustmark has no sub-prime mortgage loans, we are not immune to the credit challenges and current market conditions facing the financial services industry.  During the third quarter of 2007, nonperforming loans increased $17.7 million due principally to two relationships with residential real estate developers originated in our Florida and Tennessee markets that were impacted by the residential real estate slowdown.  Based upon current economic conditions, we believe Trustmark is adequately reserved.  Trustmark’s allocation of its allowance for loan losses represented 1.36% of commercial loans and 0.58% of consumer and home mortgage loans, resulting in an allowance to total loans of 1.05% at September 30, 2007.  Net charge-offs represented 0.20% of average loans during the third quarter and 0.13% of average loans year-to-date, comparing favorably to industry benchmarks,” said Hickson.

“We continue to make investments to support additional revenue growth and profitability as well as to reallocate resources to areas with additional growth potential.  During the third quarter, Trustmark opened two banking centers in Jackson and Hattiesburg.  We anticipate opening two additional banking centers in the Houston and Florida panhandle markets during the remainder of 2007.  During 2008, four additional banking offices are expected to open in the Florida panhandle, Houston, Memphis and Mississippi Gulf Coast markets.  These actions reflect our commitment to build long-term value for our shareholders through reallocation of resources to areas with additional growth potential," said Hickson.
“Our Board of Directors recently affirmed Trustmark’s 2008-10 Strategic Plan and strategy of continued migration into markets with higher growth opportunities, including Florida and Texas.  While expanding into higher growth markets, Trustmark will vigorously defend its leadership position in major legacy markets in Mississippi.  We will continue to focus on revenue growth and expense management in an effort to increase shareholder value,” said Hickson.

ADDITIONAL INFORMATION
As previously announced, Trustmark will host a conference call with analysts on Wednesday, October 24 at 10:00 a.m. Central Time to discuss the Corporation’s financial results.  Interested parties may listen to the conference call by dialing (800) 810-0924, passcode 6416369 or by clicking on the link provided under the Investor Relations section of our website at www.trustmark.com.  A replay of the conference call will also be available through Wednesday, October 31 in archived format at the same web address or by calling (888) 203-1112, passcode 6416369.
Trustmark is a financial services company providing banking and financial solutions through over 150 offices and 2,600 associates in Florida, Mississippi, Tennessee and Texas.

FORWARD-LOOKING STATEMENTS
Certain statements contained in this document are not statements of historical fact and constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected.
           These risks could cause actual results to differ materially from current expectations of Management and include, but are not limited to, changes in the level of nonperforming assets and charge-offs, local, state and national economic and market conditions, material changes in market interest rates, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, changes in existing regulations or the adoption of new regulations, natural disasters, acts of war or terrorism, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of Trustmark’s borrowers, the ability to control expenses, changes in Trustmark’s compensation and benefit plans, greater than expected costs or difficulties related to the integration of new products and lines of business and other risks described in Trustmark’s filings with the Securities and Exchange Commission.
Although Management believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. Trustmark undertakes no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

Trustmark Contacts:
Investors:	Louis E. Greer	Joseph Rein
	Treasurer and	First Vice President
	Principal Financial Officer	601-208-6898
601-208-2310

Media:	Melanie A. Morgan
First Vice President
601-208-2979

TRUSTMARK CORPORATION AND SUBSIDIARIES CONSOLIDATED FINANCIAL INFORMATION September 30, 2007 ($ in thousands) (unaudited)

	Quarter Ended September 30,
AVERAGE BALANCES	2007	2006	$ Change	% Change
Securities AFS-taxable	$525,858	$831,128	$(305,270)	-36.7%
Securities AFS-nontaxable	48,818	56,281	(7,463)	-13.3%
Securities HTM-taxable	194,356	198,513	(4,157)	-2.1%
Securities HTM-nontaxable	84,767	94,509	(9,742)	-10.3%
Total securities	853,799	1,180,431	(326,632)	-27.7%
Loans	6,970,434	6,355,969	614,465	9.7%
Fed funds sold and rev repos	30,201	25,205	4,996	19.8%
Total earning assets	7,854,434	7,561,605	292,829	3.9%
Allowance for loan losses	(70,950)	(73,836)	2,886	-3.9%
Cash and due from banks	260,997	325,817	(64,820)	-19.9%
Other assets	792,967	636,434	156,533	24.6%
Total assets	$8,837,448	$8,450,020	$387,428	4.6%

Interest-bearing demand deposits	$1,166,548	$1,039,355	$127,193	12.2%
Savings deposits	1,671,993	1,669,894	2,099	0.1%
Time deposits less than $100,000	1,575,320	1,533,155	42,165	2.8%
Time deposits of $100,000 or more	1,037,785	880,505	157,280	17.9%
Total interest-bearing deposits	5,451,646	5,122,909	328,737	6.4%
Fed funds purchased and repos	491,488	432,486	59,002	13.6%
Short-term borrowings	314,264	535,339	(221,075)	-41.3%
Subordinated notes	49,696	-	49,696	n/m
Junior subordinated debt securities	70,104	32,631	37,473	114.8%
Total interest-bearing liabilities	6,377,198	6,123,365	253,833	4.1%
Noninterest-bearing deposits	1,423,745	1,388,201	35,544	2.6%
Other liabilities	135,469	132,421	3,048	2.3%
Shareholders' equity	901,036	806,033	95,003	11.8%
Total liabilities and equity	$8,837,448	$8,450,020	$387,428	4.6%

n/m - not meaningful

	Year-to-date September 30,
AVERAGE BALANCES	2007	2006	$ Change	% Change
Securities AFS-taxable	$620,614	$879,062	$(258,448)	-29.4%
Securities AFS-nontaxable	52,065	58,176	(6,111)	-10.5%
Securities HTM-taxable	196,341	201,468	(5,127)	-2.5%
Securities HTM-nontaxable	87,063	93,403	(6,340)	-6.8%
Total securities	956,083	1,232,109	(276,026)	-22.4%
Loans	6,807,184	6,175,020	632,164	10.2%
Fed funds sold and rev repos	45,868	27,164	18,704	68.9%
Total earning assets	7,809,135	7,434,293	374,842	5.0%
Allowance for loan losses	(71,929)	(74,786)	2,857	-3.8%
Cash and due from banks	297,154	325,067	(27,913)	-8.6%
Other assets	785,020	587,073	197,947	33.7%
Total assets	$8,819,380	$8,271,647	$547,733	6.6%

Interest-bearing demand deposits	$1,195,398	$932,196	$263,202	28.2%
Savings deposits	1,742,163	1,691,028	51,135	3.0%
Time deposits less than $100,000	1,601,783	1,465,325	136,458	9.3%
Time deposits of $100,000 or more	1,022,356	817,812	204,544	25.0%
Total interest-bearing deposits	5,561,700	4,906,361	655,339	13.4%
Fed funds purchased and repos	423,853	494,750	(70,897)	-14.3%
Short-term borrowings	220,381	592,602	(372,221)	-62.8%
Long-term FHLB advances	-	3,778	(3,778)	n/m
Subordinated notes	49,688	-	49,688	n/m
Junior subordinated debt securities	70,104	10,997	59,107	537.5%
Total interest-bearing liabilities	6,325,726	6,008,488	317,238	5.3%
Noninterest-bearing deposits	1,467,671	1,379,921	87,750	6.4%
Other liabilities	127,900	113,976	13,924	12.2%
Shareholders' equity	898,083	769,262	128,821	16.7%
Total liabilities and equity	$8,819,380	$8,271,647	$547,733	6.6%

n/m - not meaningful

	September 30,
PERIOD END BALANCES	2007	2006	$ Change	% Change
Securities available for sale	$519,920	$825,106	$(305,186)	-37.0%
Securities held to maturity	278,385	289,125	(10,740)	-3.7%
Total securities	798,305	1,114,231	(315,926)	-28.4%
Loans held for sale	133,693	125,988	7,705	6.1%
Loans	6,917,541	6,558,900	358,641	5.5%
Fed funds sold and rev repos	28,625	6,907	21,718	314.4%
Total earning assets	7,878,164	7,806,026	72,138	0.9%
Allowance for loan losses	(72,368)	(75,539)	3,171	-4.2%
Cash and due from banks	306,107	348,397	(42,290)	-12.1%
Mortgage servicing rights	73,253	66,526	6,727	10.1%
Goodwill	291,177	290,753	424	0.1%
Identifiable intangible assets	29,313	36,503	(7,190)	-19.7%
Other assets	405,341	390,101	15,240	3.9%
Total assets	$8,910,987	$8,862,767	$48,220	0.5%

Noninterest-bearing deposits	$1,435,231	$1,580,533	$(145,302)	-9.2%
Interest-bearing deposits	5,467,221	5,541,680	(74,459)	-1.3%
Total deposits	6,902,452	7,122,213	(219,761)	-3.1%
Fed funds purchased and repos	525,142	258,463	266,679	103.2%
Short-term borrowings	340,598	430,210	(89,612)	-20.8%
Subordinated notes	49,701	-	49,701	n/m
Junior subordinated debt securities	70,104	70,104	-	n/m
Other liabilities	115,453	100,244	15,209	15.2%
Total liabilities	8,003,450	7,981,234	22,216	0.3%
Common stock	11,933	12,212	(279)	-2.3%
Surplus	123,227	156,625	(33,398)	-21.3%
Retained earnings	787,356	724,384	62,972	8.7%
Accum other comprehensive
loss, net of tax	(14,979)	(11,688)	(3,291)	n/m
Total shareholders' equity	907,537	881,533	26,004	2.9%
Total liabilities and equity	$8,910,987	$8,862,767	$48,220	0.5%

Total interest-bearing liabilities	$6,452,766	$6,300,457	$152,309	2.4%

n/m - not meaningful

PERIOD END BALANCES	9/30/2007	12/31/2006	$ Change	% Change
Securities available for sale	$519,920	$758,273	$(238,353)	-31.4%
Securities held to maturity	278,385	292,243	(13,858)	-4.7%
Total securities	798,305	1,050,516	(252,211)	-24.0%
Loans held for sale	133,693	95,375	38,318	40.2%
Loans	6,917,541	6,563,153	354,388	5.4%
Fed funds sold and rev repos	28,625	27,259	1,366	5.0%
Total earning assets	7,878,164	7,736,303	141,861	1.8%
Allowance for loan losses	(72,368)	(72,098)	(270)	0.4%
Cash and due from banks	306,107	392,083	(85,976)	-21.9%
Mortgage servicing rights	73,253	69,272	3,981	5.7%
Goodwill	291,177	290,363	814	0.3%
Identifiable intangible assets	29,313	32,960	(3,647)	-11.1%
Other assets	405,341	392,087	13,254	3.4%
Total assets	$8,910,987	$8,840,970	$70,017	0.8%

Noninterest-bearing deposits	$1,435,231	$1,574,769	$(139,538)	-8.9%
Interest-bearing deposits	5,467,221	5,401,395	65,826	1.2%
Total deposits	6,902,452	6,976,164	(73,712)	-1.1%
Fed funds purchased and repos	525,142	470,434	54,708	11.6%
Short-term borrowings	340,598	271,067	69,531	25.7%
Subordinated notes	49,701	49,677	24	n/m
Junior subordinated debt securities	70,104	70,104	-	n/m
Other liabilities	115,453	112,189	3,264	2.9%
Total liabilities	8,003,450	7,949,635	53,815	0.7%
Common stock	11,933	12,226	(293)	-2.4%
Surplus	123,227	158,856	(35,629)	-22.4%
Retained earnings	787,356	740,870	46,486	6.3%
Accum other comprehensive
loss, net of tax	(14,979)	(20,617)	5,638	n/m
Total shareholders' equity	907,537	891,335	16,202	1.8%
Total liabilities and equity	$8,910,987	$8,840,970	$70,017	0.8%

Total interest-bearing liabilities	$6,452,766	$6,262,677	$190,089	3.0%

n/m - not meaningful

	Quarter Ended September 30,
INCOME STATEMENTS	2007	2006	$ Change	% Change
Interest and fees on loans-FTE	$129,394	$113,756	$15,638	13.7%
Interest on securities-taxable	7,181	10,222	(3,041)	-29.7%
Interest on securities-tax exempt-FTE	2,422	2,773	(351)	-12.7%
Interest on fed funds sold and rev repos	397	346	51	14.7%
Other interest income	482	544	(62)	-11.4%
Total interest income-FTE	139,876	127,641	12,235	9.6%
Interest on deposits	50,423	41,781	8,642	20.7%
Interest on fed funds pch and repos	5,898	4,896	1,002	20.5%
Other interest expense	6,186	7,890	(1,704)	-21.6%
Total interest expense	62,507	54,567	7,940	14.6%
Net interest income-FTE	77,369	73,074	4,295	5.9%
Provision for loan losses	4,999	(81)	5,080	n/m
Net interest income after provision-FTE	72,370	73,155	(785)	-1.1%
Service charges on deposit accounts	13,849	14,360	(511)	-3.6%
Insurance commissions	8,983	8,935	48	0.5%
Wealth management	6,507	5,770	737	12.8%
General banking - other	6,111	5,668	443	7.8%
Mortgage banking, net	2,503	1,131	1,372	121.3%
Other, net	3,593	3,559	34	1.0%
Nonint inc-excl sec gains, net	41,546	39,423	2,123	5.4%
Security gains, net	23	645	(622)	-96.4%
Total noninterest income	41,569	40,068	1,501	3.7%
Salaries and employee benefits	42,257	40,231	2,026	5.0%
Services and fees	9,285	9,240	45	0.5%
Net occupancy-premises	4,753	4,479	274	6.1%
Equipment expense	3,922	3,731	191	5.1%
Other expense	8,271	8,144	127	1.6%
Total noninterest expense	68,488	65,825	2,663	4.0%
Income before income taxes	45,451	47,398	(1,947)	-4.1%
Tax equivalent adjustment	2,283	2,444	(161)	-6.6%
Income taxes	14,087	15,193	(1,106)	-7.3%
Net income	$29,081	$29,761	$(680)	-2.3%

Earnings per share
Basic	$0.51	$0.53	$(0.02)	-3.8%
Diluted	$0.51	$0.52	$(0.01)	-1.9%

Weighted average shares outstanding
Basic	57,267,119	56,590,964		1.2%
Diluted	57,526,573	56,830,753		1.2%

Period end shares outstanding	57,272,408	58,611,242		-2.3%

Dividends per share	$0.2200	$0.2100		4.8%

n/m - not meaningful

	Year-to-date September 30,
INCOME STATEMENTS	2007	2006	$ Change	% Change
Interest and fees on loans-FTE	$373,583	$316,352	$57,231	18.1%
Interest on securities-taxable	25,279	32,150	(6,871)	-21.4%
Interest on securities-tax exempt-FTE	7,591	8,335	(744)	-8.9%
Interest on fed funds sold and rev repos	1,830	1,018	812	79.8%
Other interest income	1,615	1,546	69	4.5%
Total interest income-FTE	409,898	359,401	50,497	14.1%
Interest on deposits	152,464	105,225	47,239	44.9%
Interest on fed funds pch and repos	14,725	15,700	(975)	-6.2%
Other interest expense	14,706	22,552	(7,846)	-34.8%
Total interest expense	181,895	143,477	38,418	26.8%
Net interest income-FTE	228,003	215,924	12,079	5.6%
Provision for loan losses	6,783	(5,029)	11,812	n/m
Net interest income after provision-FTE	221,220	220,953	267	0.1%
Service charges on deposit accounts	40,271	39,357	914	2.3%
Insurance commissions	27,656	26,002	1,654	6.4%
Wealth management	18,786	17,246	1,540	8.9%
General banking - other	18,699	16,333	2,366	14.5%
Mortgage banking, net	7,057	7,481	(424)	-5.7%
Other, net	7,611	7,827	(216)	-2.8%
Nonint inc-excl sec gains, net	120,080	114,246	5,834	5.1%
Security gains, net	110	1,895	(1,785)	-94.2%
Total noninterest income	120,190	116,141	4,049	3.5%
Salaries and employee benefits	128,276	119,175	9,101	7.6%
Services and fees	27,884	26,983	901	3.3%
Net occupancy-premises	13,801	12,433	1,368	11.0%
Equipment expense	11,874	10,963	911	8.3%
Other expense	24,892	23,535	1,357	5.8%
Total noninterest expense	206,727	193,089	13,638	7.1%
Income before income taxes	134,683	144,005	(9,322)	-6.5%
Tax equivalent adjustment	7,143	7,435	(292)	-3.9%
Income taxes	42,774	46,716	(3,942)	-8.4%
Net income	$84,766	$89,854	$(5,088)	-5.7%

Earnings per share
Basic	$1.47	$1.61	$(0.14)	-8.7%
Diluted	$1.46	$1.60	$(0.14)	-8.8%

Weighted average shares outstanding
Basic	57,856,420	55,954,020		3.4%
Diluted	58,142,830	56,107,748		3.6%

Period end shares outstanding	57,272,408	58,611,242		-2.3%

Dividends per share	$0.6600	$0.6300		4.8%

n/m - not meaningful

	September 30,
NONPERFORMING ASSETS	2007	2006	$ Change	% Change
Nonaccrual loans	$45,449	$27,758	$17,691	63.7%
Restructured loans	-	-	-
Total nonperforming loans	45,449	27,758	17,691	63.7%
Other real estate	5,870	3,284	2,586	78.7%
Total nonperforming assets	51,319	31,042	20,277	65.3%
Loans past due over 90 days
Included in loan portfolio	9,521	3,721	5,800	155.9%
Serviced GNMA loans eligible for repch	9,539	12,783	(3,244)	-25.4%
Total loans past due over 90 days	19,060	16,504	2,556	15.5%
Total nonperforming assets plus past
due over 90 days	$70,379	$47,546	$22,833	48.0%

	Quarter Ended September 30,
ALLOWANCE FOR LOAN LOSSES	2007	2006	$ Change	% Change
Beginning Balance	$70,948	$71,846	$(898)	-1.2%
Provision for loan losses	4,999	(81)	5,080	n/m
Charge-offs	(6,417)	(4,056)	(2,361)	58.2%
Recoveries	2,838	2,513	325	12.9%
Net charge-offs	(3,579)	(1,543)	(2,036)	132.0%
Allowance of acquired bank	-	5,317	(5,317)	n/m
Ending Balance	$72,368	$75,539	$(3,171)	-4.2%

	Quarter Ended September 30,
RATIOS	2007	2006
ROA	1.31%	1.40%
ROE	12.80%	14.65%
Return on average tangible equity	20.41%	20.51%
EOP equity/ EOP assets	10.18%	9.95%
Average equity/average assets	10.20%	9.54%
Interest margin - Yield - FTE	7.07%	6.70%
Interest margin - Cost - FTE	3.16%	2.86%
Net interest margin - FTE	3.91%	3.83%
Rate on interest-bearing liabilities	3.89%	3.54%
Efficiency ratio	57.98%	58.52%
Net charge offs/average loans	0.20%	0.10%
Provision for loan losses/average loans	0.28%	-0.01%
Nonperforming loans/total loans	0.66%	0.42%
Nonperforming assets/total loans	0.74%	0.47%
Nonperforming assets/total loans+ORE	0.74%	0.47%
ALL/nonperforming loans	159.23%	272.13%
ALL/total loans	1.05%	1.15%
Net loans/total assets	76.82%	73.15%

	Quarter Ended September 30,
COMMON STOCK PERFORMANCE	2007	2006
Market value of stock-Close	$28.04	$31.43
Market value of stock-High	$30.15	$32.78
Market value of stock-Low	$24.13	$28.31
Book value of stock	$15.85	$15.04
Tangible book value of stock	$10.25	$9.46
Tangible equity	$587,047	$554,277
Market/Book value of stock	176.91%	208.98%

	September 30,
OTHER DATA	2007	2006
EOP Employees - FTE	2,635	2,674

n/m - not meaningful

	Year-to-date September 30,
ALLOWANCE FOR LOAN LOSSES	2007	2006	$ Change	% Change
Beginning Balance	$72,098	$76,691	$(4,593)	-6.0%
Provision for loan losses	6,783	(5,029)	11,812	n/m
Charge-offs	(14,886)	(9,874)	(5,012)	50.8%
Recoveries	8,373	8,434	(61)	-0.7%
Net charge-offs	(6,513)	(1,440)	(5,073)	352.3%
Allowance of acquired bank	-	5,317	(5,317)	n/m
Ending Balance	$72,368	$75,539	$(3,171)	-4.2%

	Year-to-date September 30,
RATIOS	2007	2006
ROA	1.29%	1.45%
ROE	12.62%	15.62%
Return on average tangible equity	20.19%	20.64%
EOP equity/ EOP assets	10.18%	9.95%
Average equity/average assets	10.18%	9.30%
Interest margin - Yield - FTE	7.02%	6.46%
Interest margin - Cost - FTE	3.11%	2.58%
Net interest margin - FTE	3.90%	3.88%
Rate on interest-bearing liabilities	3.84%	3.19%
Efficiency ratio	59.60%	58.68%
Net charge offs/average loans	0.13%	0.03%
Provision for loan losses/average loans	0.13%	-0.11%
Nonperforming loans/total loans	0.66%	0.42%
Nonperforming assets/total loans	0.74%	0.47%
Nonperforming assets/total loans+ORE	0.74%	0.47%
ALL/nonperforming loans	159.23%	272.13%
ALL/total loans	1.05%	1.15%
Net loans/total assets	76.82%	73.15%

	Year-to-date September 30,
COMMON STOCK PERFORMANCE	2007	2006
Market value of stock-Close	$28.04	$31.43
Market value of stock-High	$33.69	$32.78
Market value of stock-Low	$24.13	$27.01
Book value of stock	$15.85	$15.04
Tangible book value of stock	$10.25	$9.46
Tangible equity	$587,047	$554,277
Market/Book value of stock	176.91%	208.98%

n/m - not meaningful

	Quarter Ended
AVERAGE BALANCES	9/30/2007	6/30/2007	$ Change	% Change
Securities AFS-taxable	$525,858	$655,815	$(129,957)	-19.8%
Securities AFS-nontaxable	48,818	52,627	(3,809)	-7.2%
Securities HTM-taxable	194,356	196,424	(2,068)	-1.1%
Securities HTM-nontaxable	84,767	86,491	(1,724)	-2.0%
Total securities	853,799	991,357	(137,558)	-13.9%
Loans	6,970,434	6,784,126	186,308	2.7%
Fed funds sold and rev repos	30,201	33,811	(3,610)	-10.7%
Total earning assets	7,854,434	7,809,294	45,140	0.6%
Allowance for loan losses	(70,950)	(72,400)	1,450	-2.0%
Cash and due from banks	260,997	285,424	(24,427)	-8.6%
Other assets	792,967	783,339	9,628	1.2%
Total assets	$8,837,448	$8,805,657	$31,791	0.4%

Interest-bearing demand deposits	$1,166,548	$1,224,450	$(57,902)	-4.7%
Savings deposits	1,671,993	1,770,576	(98,583)	-5.6%
Time deposits less than $100,000	1,575,320	1,613,569	(38,249)	-2.4%
Time deposits of $100,000 or more	1,037,785	1,007,157	30,628	3.0%
Total interest-bearing deposits	5,451,646	5,615,752	(164,106)	-2.9%
Fed funds purchased and repos	491,488	426,738	64,750	15.2%
Short-term borrowings	314,264	142,815	171,449	120.0%
Subordinated notes	49,696	49,688	8	0.0%
Junior subordinated debt securities	70,104	70,104	-	0.0%
Total interest-bearing liabilities	6,377,198	6,305,097	72,101	1.1%
Noninterest-bearing deposits	1,423,745	1,484,611	(60,866)	-4.1%
Other liabilities	135,469	120,879	14,590	12.1%
Shareholders' equity	901,036	895,070	5,966	0.7%
Total liabilities and equity	$8,837,448	$8,805,657	$31,791	0.4%

n/m - not meaningful

PERIOD END BALANCES	9/30/2007	6/30/2007	$ Change	% Change
Securities available for sale	$519,920	$608,906	$(88,986)	-14.6%
Securities held to maturity	278,385	281,403	(3,018)	-1.1%
Total securities	798,305	890,309	(92,004)	-10.3%
Loans held for sale	133,693	132,588	1,105	0.8%
Loans	6,917,541	6,769,632	147,909	2.2%
Fed funds sold and rev repos	28,625	20,081	8,544	42.5%
Total earning assets	7,878,164	7,812,610	65,554	0.8%
Allowance for loan losses	(72,368)	(70,948)	(1,420)	2.0%
Cash and due from banks	306,107	292,248	13,859	4.7%
Mortgage servicing rights	73,253	76,955	(3,702)	-4.8%
Goodwill	291,177	290,852	325	0.1%
Identifiable intangible assets	29,313	30,528	(1,215)	-4.0%
Other assets	405,341	396,522	8,819	2.2%
Total assets	$8,910,987	$8,828,767	$82,220	0.9%

Noninterest-bearing deposits	$1,435,231	$1,505,821	$(70,590)	-4.7%
Interest-bearing deposits	5,467,221	5,563,364	(96,143)	-1.7%
Total deposits	6,902,452	7,069,185	(166,733)	-2.4%
Fed funds purchased and repos	525,142	503,442	21,700	4.3%
Short-term borrowings	340,598	138,529	202,069	145.9%
Subordinated notes	49,701	49,693	8	0.0%
Junior subordinated debt securities	70,104	70,104	-	0.0%
Other liabilities	115,453	111,654	3,799	3.4%
Total liabilities	8,003,450	7,942,607	60,843	0.8%
Common stock	11,933	11,931	2	0.0%
Surplus	123,227	122,185	1,042	0.9%
Retained earnings	787,356	770,925	16,431	2.1%
Accum other comprehensive
loss, net of tax	(14,979)	(18,881)	3,902	-20.7%
Total shareholders' equity	907,537	886,160	21,377	2.4%
Total liabilities and equity	$8,910,987	$8,828,767	$82,220	0.9%

Total interest-bearing liabilities	$6,452,766	$6,325,132	$127,634	2.0%

n/m - not meaningful

	Quarter Ended
INCOME STATEMENTS	9/30/2007	6/30/2007	$ Change	% Change
Interest and fees on loans-FTE	$129,394	$124,224	$5,170	4.2%
Interest on securities-taxable	7,181	9,018	(1,837)	-20.4%
Interest on securities-tax exempt-FTE	2,422	2,536	(114)	-4.5%
Interest on fed funds sold and rev repos	397	457	(60)	-13.1%
Other interest income	482	541	(59)	-10.9%
Total interest income-FTE	139,876	136,776	3,100	2.3%
Interest on deposits	50,423	51,686	(1,263)	-2.4%
Interest on fed funds pch and repos	5,898	5,014	884	17.6%
Other interest expense	6,186	3,937	2,249	57.1%
Total interest expense	62,507	60,637	1,870	3.1%
Net interest income-FTE	77,369	76,139	1,230	1.6%
Provision for loan losses	4,999	145	4,854	n/m
Net interest income after provision-FTE	72,370	75,994	(3,624)	-4.8%
Service charges on deposit accounts	13,849	13,729	120	0.9%
Insurance commissions	8,983	9,901	(918)	-9.3%
Wealth management	6,507	6,400	107	1.7%
General banking - other	6,111	6,418	(307)	-4.8%
Mortgage banking, net	2,503	1,799	704	39.1%
Other, net	3,593	2,194	1,399	63.8%
Nonint inc-excl sec gains, net	41,546	40,441	1,105	2.7%
Security gains, net	23	29	(6)	-20.7%
Total noninterest income	41,569	40,470	1,099	2.7%
Salaries and employee benefits	42,257	42,853	(596)	-1.4%
Services and fees	9,285	9,041	244	2.7%
Net occupancy-premises	4,753	4,634	119	2.6%
Equipment expense	3,922	4,048	(126)	-3.1%
Other expense	8,271	8,257	14	0.2%
Total noninterest expense	68,488	68,833	(345)	-0.5%
Income before income taxes	45,451	47,631	(2,180)	-4.6%
Tax equivalent adjustment	2,283	2,307	(24)	-1.0%
Income taxes	14,087	15,496	(1,409)	-9.1%
Net income	$29,081	$29,828	$(747)	-2.5%

Earnings per share
Basic	$0.51	$0.52	$(0.01)	-1.9%
Diluted	$0.51	$0.51	$-	0.0%

Weighted average shares outstanding
Basic	57,267,119	57,807,447		-0.9%
Diluted	57,526,573	58,025,401		-0.9%

Period end shares outstanding	57,272,408	57,264,283		0.0%

Dividends per share	$0.2200	$0.2200		0.0%

n/m - not meaningful

NONPERFORMING ASSETS	9/30/2007	6/30/2007	$ Change	% Change
Nonaccrual loans	$45,449	$27,770	$17,679	63.7%
Restructured loans	-	-	-
Total nonperforming loans	45,449	27,770	17,679	63.7%
Other real estate	5,870	3,408	2,462	72.2%
Total nonperforming assets	51,319	31,178	20,141	64.6%
Loans past due over 90 days
Included in Loan Portfolio	9,521	6,433	3,088	48.0%
Serviced GNMA loans eligible for repch	9,539	11,273	(1,734)	-15.4%
Total loans past due over 90 days	19,060	17,706	1,354	7.6%
Total nonperforming assets plus past
due over 90 days	$70,379	$48,884	$21,495	44.0%

	Quarter Ended
ALLOWANCE FOR LOAN LOSSES	9/30/2007	6/30/2007	$ Change	% Change
Beginning Balance	$70,948	$72,049	$(1,101)	-1.5%
Provision for loan losses	4,999	145	4,854	n/m
Charge-offs	(6,417)	(4,187)	(2,230)	53.3%
Recoveries	2,838	2,941	(103)	-3.5%
Net charge-offs	(3,579)	(1,246)	(2,333)	187.2%
Ending Balance	$72,368	$70,948	$1,420	2.0%

	Quarter Ended
RATIOS	9/30/2007	6/30/2007
ROA	1.31%	1.36%
ROE	12.80%	13.37%
Return on average tangible equity	20.41%	21.38%
EOP equity/ EOP assets	10.18%	10.04%
Average equity/average assets	10.20%	10.16%
Interest margin - Yield - FTE	7.07%	7.03%
Interest margin - Cost - FTE	3.16%	3.11%
Net interest margin - FTE	3.91%	3.91%
Rate on interest-bearing liabilities	3.89%	3.86%
Efficiency ratio	57.98%	59.04%
Net charge offs/average loans	0.20%	0.07%
Provision for loan losses/average loans	0.28%	0.01%
Nonperforming loans/total loans	0.66%	0.41%
Nonperforming assets/total loans	0.74%	0.46%
Nonperforming assets/total loans+ORE	0.74%	0.46%
ALL/nonperforming loans	159.23%	255.48%
ALL/total loans	1.05%	1.05%
Net loans/total assets	76.82%	75.87%

	Quarter Ended
COMMON STOCK PERFORMANCE	9/30/2007	6/30/2007
Market value of stock-Close	$28.04	$25.86
Market value of stock-High	$30.15	$28.76
Market value of stock-Low	$24.13	$25.04
Book value of stock	$15.85	$15.47
Tangible book value of stock	$10.25	$9.86
Tangible equity	$587,047	$564,780
Market/Book value of stock	176.91%	167.16%

OTHER DATA	9/30/2007	6/30/2007
EOP Employees - FTE	2,635	2,694

n/m - not meaningful

TRUSTMARK CORPORATION AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIALS September 30, 2007 ($ in thousands) (unaudited)

Note 1 – Financial Performance Non-GAAP

Management is presenting, in the accompanying table, adjustments to net income as reported in accordance with generally accepted accounting principles for significant items resulting from Hurricane Katrina.  Management believes this information will help users compare Trustmark’s current results to those of prior periods.

Non-GAAP Disclosures
($ in thousands except per share amounts)
	Quarter Ended
	9/30/2007		6/30/2007		9/30/2006
	Amount	Basic EPS	Amount	Basic EPS	Amount	Basic EPS

Net Income as reported-GAAP	$29,081	$0.508	$29,828	$0.516	$29,761	$0.526

Adjustments (net of taxes):
Less items related to Hurricane Katrina
Provision for loan losses	-	-	-	-	(874)	(0.015)
Mortgage related charges	-	-	-	-	(14)	(0.001)
	-	-	-	-	(888)	(0.016)

Net Income adjusted for specific items (Non-GAAP)	$29,081	$0.508	$29,828	$0.516	$28,873	$0.510

	Year-to-Date
	9/30/2007		9/30/2006
	Amount	Basic EPS	Amount	Basic EPS

Net Income as reported-GAAP	$84,766	$1.465	$89,854	$1.606

Adjustments (net of taxes):
Less items related to Hurricane Katrina
Provision for loan losses	(396)	(0.007)	(3,865)	(0.069)
Mortgage related charges	(269)	(0.005)	(694)	(0.012)
	(665)	(0.012)	(4,559)	(0.081)

Net Income adjusted for specific items (Non-GAAP)	$84,101	$1.453	$85,295	$1.525

During the third quarter of 2005, immediately following in the aftermath of Hurricane Katrina, Trustmark initiated a process to assess the storm’s impact on its customers and on Trustmark’s consolidated financial statements.  In accordance with Statement of Financial Accounting Standards (SFAS) No. 5, “Accounting for Contingencies,” Trustmark determined, through reasonable estimates, that specific losses were probable and initially increased its allowance for loan losses by $9.8 million and established other accruals for losses totaling $2.1 million, on a pretax basis.

As a result of its quarterly evaluation of estimated probable losses resulting from Hurricane Katrina, Trustmark reduced its allowance for loan losses during 2007 by $0.6 million and other reserves by $0.4 million on a pretax basis resulting in an increase to Trustmark’s net income of $0.7 million, or $0.01 per share.  The table above reflects the quarterly financial impact these changes in estimates had on reported earnings.

At September 30, 2007, the allowance for loan losses included specific Katrina accruals totaling $1.2 million.  Management’s estimates, assumptions and judgments are based on information available as of the date of the consolidated financial statements; accordingly, as the information changes, actual results could differ from those estimates.

Note 2 – Business Combinations

On August 25, 2006, Trustmark completed its merger with Houston-based Republic Bancshares of Texas, Inc. (Republic) in a business combination accounted for by the purchase method of accounting.  Trustmark purchased all the outstanding common and preferred shares of Republic for approximately $205.3 million.  The purchase price includes approximately 3.3 million in common shares of Trustmark valued at $103.8 million, $100.0 million in cash and $1.5 million in acquisition-related costs. The purchase price allocations are final.  At August 25, 2006, Republic had assets consisting of $21.1 million in cash and due from banks, $64.5 million in federal funds sold, $76.5 million in securities, $458.0 million in loans, $9.0 million in premises and equipment and $19.2 million in other assets as well as deposits of $593.3 million and borrowings and other liabilities of $14.2 million.  These assets and liabilities have been recorded at fair value based on market conditions and risk characteristics at the acquisition date.  Excess costs over tangible net assets acquired totaled $173.8 million, of which $19.3 million has been allocated to core deposits, $690 thousand to borrower relationships and $153.8 million to goodwill.

Note 3 – Loans and Allowance for Loan Losses

For the periods presented, loans consisted of the following:

	9/30/07	6/30/07	9/30/06
Loans secured by real estate:
Construction, land development and other land loans	$1,155,737	$1,059,721	$903,399
Secured by 1-4 family residential properties	1,756,427	1,827,945	1,865,395
Secured by nonfarm, nonresidential properties	1,269,625	1,268,236	1,310,191
Other	142,505	132,833	127,072
Loans to finance agricultural production and other loans to farmers	30,486	38,999	31,055
Commercial and industrial loans	1,241,772	1,163,346	1,115,452
Consumer loans	1,068,610	1,018,427	926,823
Obligations of states and political subdivisions	210,925	205,431	227,397
Other loans	41,454	54,694	52,116
Loans	6,917,541	6,769,632	6,558,900
Less Allowance for loan losses	72,368	70,948	75,539
Net Loans	$6,845,173	$6,698,684	$6,483,361

The allowance for loan losses is maintained at a level believed adequate by Management, based on estimated probable losses within the existing loan portfolio.  Trustmark’s allowance for probable loan loss methodology is based on guidance provided in SEC Staff Accounting Bulletin No. 102, “Selected Loan Loss Allowance Methodology and Documentation Issues,” as well as on other regulatory guidance. Accordingly, Trustmark’s methodology is based on historical loss experience by type of loan and internal risk ratings, homogeneous risk pools and specific loss allocations, with adjustments considering current economic events and conditions.  The provision for loan losses reflects loan quality trends, including the levels of and trends related to nonaccrual loans, past due loans, potential problem loans, criticized loans and net charge-offs or recoveries, among other factors, in compliance with the Interagency Policy Statement on the Allowance for Loan and Lease Losses published by the governmental regulating agencies for financial services companies.   Based on recommendations from regulatory authorities, Trustmark modified its methodology regarding industry concentrations during the third quarter of 2007.  As a result, there was an immaterial reclassification between components within the allowance for loan losses.

Note 4 – Mortgage Banking

Trustmark utilizes derivative instruments to offset changes in the fair value of mortgage servicing rights (MSR) attributable to changes in interest rates. Changes in the fair value of the derivative instrument are recorded in mortgage banking income, net and are offset by the changes in the fair value of MSR, as shown in the accompanying table.  MSR fair values represent the effect of present value decay and the effect of changes in interest rates.  Ineffectiveness of hedging MSR fair value is measured by comparing total hedge cost to the fair value of the MSR asset attributable to market changes.  During 2007, the impact of implementing this strategy resulted in a net negative ineffectiveness of $0.8 million.

The following table illustrates the components of mortgage banking income included in noninterest income in the accompanying income statements:

	Quarter Ended			Year-to-date
	9/30/07	6/30/07	9/30/06	9/30/07	9/30/06
Mortgage servicing income, net	$3,503	$3,478	$3,279	$10,459	$9,853
Change in fair value-MSR from market changes	(5,268)	4,392	(3,901)	(1,323)	2,113
Change in fair value-MSR from runoff	(2,681)	(2,494)	(3,202)	(7,279)	(7,654)
Change in fair value of derivatives	5,298	(5,492)	3,551	521	(886)
Gain on sales of loans	1,224	1,496	1,057	4,065	3,711
Other, net	427	419	347	614	344
Mortgage banking, net	$2,503	$1,799	$1,131	$7,057	$7,481

Note 5 – Earning Assets and Interest-Bearing Liabilities

The following table illustrates the yields on earning assets by category as well as the rates paid on interest-bearing liabilities on a tax equivalent basis:

	Quarter Ended			Year-to-date
	9/30/07	6/30/07	9/30/06	9/30/07	9/30/06
Securities – Taxable	3.96%	4.24%	3.94%	4.14%	3.98%
Securities - Nontaxable	7.19%	7.31%	7.30%	7.29%	7.35%
Securities – Total	4.46%	4.67%	4.37%	4.60%	4.39%
Loans	7.36%	7.34%	7.10%	7.34%	6.85%
FF Sold & Rev Repo	5.22%	5.42%	5.45%	5.33%	5.01%
Total Earning Assets	7.07%	7.03%	6.70%	7.02%	6.46%

Interest-bearing Deposits	3.67%	3.69%	3.24%	3.67%	2.87%
FF Pch & Repo	4.76%	4.71%	4.49%	4.64%	4.24%
Borrowings	5.65%	6.01%	5.51%	5.78%	4.96%
Total Interest-bearing Liabilities	3.89%	3.86%	3.54%	3.84%	3.19%

Net interest margin	3.91%	3.91%	3.83%	3.90%	3.88%

Note 6 – Subordinated Notes Payable and Junior Subordinated Debt Securities

In December 2006, Trustmark National Bank (TNB) issued $50.0 million aggregate principal amount of Subordinated Notes (the Notes) due December 15, 2016.  At September 30, 2007, the carrying amount of the Notes was $49.7 million.  The Notes, which are not redeemable prior to maturity, qualify as Tier 2 capital for both TNB and Trustmark. Proceeds from the sale of the Notes were used for general corporate purposes.

On August 18, 2006, Trustmark completed a private placement of $60.0 million of trust preferred securities through its Delaware trust affiliate, Trustmark Preferred Capital Trust I (the Trust).  Under applicable regulatory guidelines, these trust preferred securities qualify as Tier 1 capital.  The proceeds from the sale of the trust preferred securities were used by the Trust to purchase $61.856 million in aggregate principal amount of Trustmark’s junior subordinated debentures.

In addition, pursuant to the acquisition of Republic Bancshares of Texas, Inc. on August 25, 2006, Trustmark assumed the liability for $8.248 million in junior subordinated debt securities issued to Republic Bancshares Capital Trust I (Republic Trust), also a Delaware trust.  Republic Trust used the proceeds from the issuance of $8.0 million in trust preferred securities to acquire the junior subordinated debt securities.  Under applicable regulatory guidelines, these trust preferred securities qualify as Tier 1 capital.

As defined in applicable accounting standards, both Trustmark Preferred Capital Trust I and Republic Bancshares Capital Trust I, wholly-owned subsidiaries of Trustmark, are considered variable interest entities for which Trustmark is not the primary beneficiary.  Accordingly, the accounts of both trusts are not included in Trustmark’s consolidated financial statements.

Note 7 – Basis of Presentation

Trustmark’s investment in the stock of the Federal Reserve Bank (FRB) and Federal Home Loan Bank (FHLB) has been reclassed from investment securities to other assets since these equity securities do not have a readily determinable fair value which places them outside the scope of SFAS No. 115, “Accounting for Certain Investments in Debt and Equity Securities.” Period end balances of FRB and FHLB stock totaled $33.2 million at September 30, 2007, $25.3 million at June 30, 2007, $34.0 million at December 31, 2006 and $37.4 million at September 30, 2006.

In addition, Trustmark has also reclassed its investment in Qualified Zone Academy Bonds (QZABs) from other assets into loans.  QZABs are part of a federal initiative that provides funds on a limited basis to schools that meet very specific criteria for construction and modernization projects.  To qualify for funds from this initiative a school must be located in a federal empowerment zone, an enterprise community or 35 percent or more of its students must qualify for free or reduced price lunch. Interest payments on QZABs, which are covered by the federal government, are provided to Trustmark in the form of tax credits, in lieu of cash.  Trustmark’s investment in QZABs will be measured in accordance with SFAS No. 115 since these investments meet the definition of a security, however, since Trustmark consistently reports investments of this nature as loans to states and political subdivisions, they will be classified as loans.  Period end balances of QZABs totaled $21.3 million at September 30, 2007, June 30, 2007 and December 31, 2006, with the September 30, 2006 balance equaling $20.0 million.

These reclassifications have been made to prior period amounts in order to conform to the current period presentation.